Exhibit 99.1

                     [LETTERHEAD OF MOFFITT & COMPANY, P.C.]

September 27, 2002

To The Board of Directors
Moneyflow Systems International, Inc.
Suite N 7003-5th Street, S.E.
Calgary, Alberta T2H 2G2

Dear Board of Directors:

This is to confirm that the client-auditor relationship between Moneyflow Systems International, Inc. Commission File Number: 333-74928 and Moffitt & Company, P.C. has ceased.

Yours very truly,

/s/ Stanley M. Moffitt
Stanley M. Moffitt, CPA

cc: Office of The Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 11-3
    450 Fifth Street, N.W.
    Washington, D.C. 20549